BRIDGE CAPITAL HOLDINGS


BRIDGE BANK











Keefe, Bruyette & Woods Community Bank Conference

July 2007

Daniel P. Myers
President and Chief Executive Officer

Thomas A. Sa
Executive Vice President
Chief Financial Officer

BRIDGE CAPITAL HOLDINGS
NASDAQ: BBNK
BRIDGECAPITALHOLDINGS.COM

BRIDGE CAPITAL HOLDINGS

Forward Looking Statements

Certain matters discussed herein constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, and are subject to the safe harbors created by that Act. Forward-looking statements describe future plans, strategies, and expectations, and are based on currently available information, expectations, assumptions, projections, and management's judgment about the Bank, the banking industry and general economic conditions. These forward-looking statements are subject to certain risks and uncertainties that could cause the actual results, performance or achievements to differ materially from those expressed, suggested or implied by the forward-looking statements. These risks and uncertainties include, but are not limited to: (1) competitive pressures in the banking industry; (2) changes in interest rate environment; (3) general economic conditions, nationally, regionally, and in operating markets; (4) changes in the regulatory environment; (5) changes in business conditions and inflation; (6) changes in securities markets; (7) future credit loss experience; (8) the ability to satisfy requirements related to the Sarbanes-Oxley Act and other regulation or internal control; (9) civil disturbances or terrorist threats or acts, or apprehension about the possible future occurrences of acts of this type; and (10) the involvement of the United States in war or other hostilities. The reader should refer to the more complete discussion of such risks in Bridge Capital Holdings reports on Forms 10-K and 10-Q on file with the SEC.

Bridge Capital Holdings

Financial and Trading Snapshot

Market	NASDAQ (Global Market)
Symbol	BBNK
Recent Price History	7-18-07 52 Wk: High Low $22.60 $24.58 $19.20
Shares Outstanding	6,425,525
Market Capitalization	$145.0 million
P/E Ratio	Trailing: 16.9 (7-18-07) Q2 '07: 12.9[1]
Assets	$763.8 million
Q2 '07 Net Interest Margin	6.75%
Q2 '07 ROA	1.57%
Q2 '07 ROE	22.09%
Analyst Coverage	D.A. Davidson & Co. Howe Barnes Hoefer & Arnett

1 Based on First Call FY08 consensus of $1.75 per share.

BRIDGE BANK

- Established 2001
- National Charter (OCC)
- Offices
  - Two Regional Offices
  - Eight Business Offices
- 161 Employees
- Primary Lines of Business
  1. Commercial and Industrial Banking
     - International
  2. Technology Banking
  3. SBA and Commercial Mortgage Banking
  4. Construction Lending
  5. Capital Finance (Bridge Capital Finance Group)
- Among the fastest growing, highest performing commercial banks in the nation

BRIDGE CAPITAL HOLDINGS

Our Model

Expertise +

- Experienced board & execs
- Ability to recruit top-tier bankers
- Deep and broad relative product and service menu for bank size

Opportunity +

- Fundamental business banking focus
- Attractive SV/SCC demographics
- Compelling bank market opportunity

Execution

- Strategic vendor alliances
- Scalable systems & business lines
- Disciplined bankers
- Technology banking expertise

= Results

Superior net interest margin . . . Solid revenue and earnings growth . . . Peer level efficiency . . . Excellent asset quality . . . Strong ROA & ROE.

BRIDGE CAPITAL HOLDINGS

Our Vision

BRIDGE BANK

A business banking franchise

that is the

Professional Business Bank of Choice

for small- and middle-market businesses and emerging technology companies in Silicon Valley, California and the nation.

Unique Value Proposition

1. Highly **EXPERIENCED** credentialed and disciplined **BANKERS**

2. Competitive **PRODUCTS** and **SERVICES** through channel partner relationships

3. Outsourced **BANKING TECHNOLOGY** comparable to large national mega banks

SIMPLIFIED customer experience.
SOPHISTICATED business banking.

Market Dynamics

Core region

- Business line diversity mitigates economic risk
  - Low concentration in real estate
- Ample growth opportunity in headquarters region minimizes expansion risk
- Healthiest Silicon Valley economy since Bridge Bank formation
- Silicon Valley represents 33%+ of U.S. venture capital investment* ($9.1 b in 2006)

*SOURCE: National Venture Capital Association/PricewaterhouseCoopers Money Tree Survey

Significant Market Opportunity


% Deposit Market Share in Santa Clara County
25%
20%
15%
10%
5%
0%
19.33%
18.73%
8.13%
6.65%
6.63%
3.52%
2.82%
1.67%
1.16%
Announced Sale to WFB 5-4-07
BofA
Wells
Comerica
Silicon Valley Bk
Greater Bay Bk
Bank of the West
Union Bank of CA
Heritage Bank
Bridge Bank

Total SCC Deps ($b)	
'01	$37.1
'02	$38.3
'03	$41.6
'04	$46.6
'05	$49.0
'06	$49.9

Source: FDIC; as of June 30, 2006

BRIDGE CAPITAL HOLDINGS

Opportunistic Growth

Expansion beyond Northern California

- Ability to successfully export unique banking model to complimentary markets
- Leverage core competencies in technology finance for high growth tech centers
  - SoCal, Dallas TX, Reston VA
- All organic growth and expansion to date

Markets


California

REGIONAL OFFICES

- San Jose (Main)
- Palo Alto

BUSINESS OFFICES

- Sacramento (C&I, SBA)
- San Diego (SBA)
- East Bay (C&I)
- Los Angeles (SBA)
- Redwood City (const)
- Dallas, TX (tech)
- Reston, VA (tech)
- Orange County (tech)



Balance Sheet Growth

Total Assets


($ Millions)
$1,000
$800
$600
$400
$200
$0
$279
$409
$535
$722
$764
12/31/03
12/31/04
12/31/05
12/31/06
6/30/07

- Purely Organic Growth
- Consistent Leverage
- Strong Asset Quality

Focus on Core Funding Sources


Deposit Mix as of 6/30/07
32%
Non-Interest
Bearing Demand
9%
TCD>$100K
4%
TCD<$100K
Money Market
55%

Diversification of Lending Activity

Loan Mix as of 6/30/07


14%
Tech
29%
7%
BCFG
C & I
9%
SBA
Construction
Other
4%
CRE
Land
17%
11%
9%

3rd Highest % of C&I Loans


Top 20 Community Banks in
C&I Asset Concentration and Growth
Bank portfolios with over 40% of total loans in C&I on Dec. 31, 2006
0% 10% 20% 30% 40% 50% 60% 70% 80% 90%
Rank
10
20
30
40
50
60
Tennessee Commerce Bank
Park Bank
Western National Bank
Bridge Bank
Excel Bank
ServisFirst Bank
National Bank of California
Nicolet National Bank
Community National Bank
Signature Bank of Arkansas
North Side Bank and Trust Co.
Crown Bank
Fidelity Bank
Surrey Bank and Trust

SOURCE: American Banker magazine, American Bankers Association, March 2007 issue; US banks $500M - $1b Total Assets

Excellent Asset Quality



NPA's / Total Assets
0.80%
0.60%
0.40%
0.20%
0.00%
0.75%
0.43%
0.02%
0.08%
0.06%
0.06%
2003
2004
2005
2006
Q1 2007
Q2 2007
BRIDGE BANK
AVG ALL US COMMERCIAL BANKS*

*SOURCE: FFIEC/FDIC Uniform Bank Performance Reports

Favorable Comparables


Net Interest Margin
8%
7%
6%
5%
4%
3%
2%
6.75%
2003
2004
2005
2006
Q1 2007
Q2 2007
BBNK
Bank of America
Wells Fargo
Comerica
Silicon Valley Bank
Greater Bay Bancorp
UnionBanCal
Hertitage

Revenue Growth



($ Thousands)
$50,000
$40,000
$30,000
$20,000
$10,000
$0
$2,663
$9,898
$3,855
$16,561
$4,197
$27,503
$3,837
$38,691
$3,907
$22,878
2003
2004
2005
2006
2007 YTD
Net interest income
Non-interest income

Diversified Revenue Sources

2007 (Six Months)



17%
SBA
39%
C & I
16%
Construction
Tech
BCFG
13%
15%

Favorable Comparables



Efficiency Ratio
110%
100%
90%
80%
70%
60%
50%
40%
57.93%
2003
2004
2005
2006
Q1 2007
Q2 2007
BBNK
Comerica
UnionBanCal
Bank of America
Silicon Valley Bank
Heritage
Wells Fargo
Greater Bay Bancorp

Increasing Returns: ROA



1.60%
1.40%
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
0.68%
0.89%
1.23%
1.42%
1.51%
2003
2004
2005
2006
2007 YTD

Excludes Recognition of Deferred Tax Asset of $1.9M in FY 2003

Profitability: Net Income & EPS

($ Thousands , except per diluted share amounts)



$10,000
$7,500
$5,000
$2,500
$0
$1,505
$0.24
$3,037
$0.46
$5,725
$0.85
$8,634
$1.27
$5,427
$0.78
2003
2004
2005
2006
2007 YTD
EPS

Excludes Recognition of Deferred Tax Asset of $1.9M in FY 2003

Increasing Returns: ROE


25%
20%
15%
10%
5%
0%
5.56%
9.87%
15.90%
19.34%
20.85%
2003
2004
2005
2006
2007
YTD

Excludes Recognition of Deferred Tax Asset of $1.9M in FY 2003

Why Invest in BBNK?

- Compelling Investment Proposition
  - Experience + Market Opportunity + Consistency
- Business diversification = mitigates risk
- Attractive markets; opportunistic growth
- All-organic growth to date
- Excellent asset quality
- Superior net interest margin

Thank You



Most Bankers get excited about financial statements.
At Bridge Bank, this is the kind of financial statement that excites us.
"Bridge Bank helped us grow by 27% over the past two years."
BRIDGE BANK
THE SMARTER CHOICE IN BUSINESS BANKING.



Between every business person's goals & accomplishments
There is a Bridge.
(The smarter way to get from here to there.)
BRIDGE BANK
THE SMARTER CHOICE IN BUSINESS BANKING.
SAN JOSE • PALO ALTO • SILICON VALLEY • EAST BAY • REDWOOD CITY
SACRAMENTO • ORANGE COUNTY SAN DIEGO • DALLAS, TX • RESTON, VA
WWW.BRIDGEBANK.COM